CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Red Metal Resources Ltd. (the “Company”) on Form 20-F for the period ended January 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joao (John) da Costa, Principal Financial and Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 31, 2023

/s/ Joao (John) da Costa
Joao (John) da Costa
Principal Financial and Accounting Officer